SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                 APRIL 27, 2004
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                        0-25056                59-3262958
----------------------------      ------------------------    ----------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                          ONE SEAPORT PLAZA, 19TH FLOOR
                               NEW YORK, NEW YORK
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      10038
                                   ----------
                                   (ZIP CODE)

                                 (646) 346-7000
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                   ------------------------------------------
                   (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                               SINCE LAST REPORT)



                         The Exhibit Index is on Page 4

                               Page 1 of 8 Pages

ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On April 27, 2004, the Board of Directors of Maxcor Financial Group Inc. (the "Registrant") declared a cash dividend of $.0625 per share of common stock for the Registrant's first quarter ended March 31, 2004. The dividend will be paid on June 15, 2004 to holders of record on May 28, 2004.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

(C)      EXHIBITS.

99.1     Press Release, dated May 3, 2004.

ITEM 9.           REGULATION FD DISCLOSURE.

         See Item 12 below. This cross reference shall not be deemed an admission that the referenced information has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 3, 2004, the Registrant issued a press release announcing the Registrant's unaudited earnings results for its fiscal first quarter ended March 31, 2004. The press release is furnished herewith and attached hereto as Exhibit 99.1.

         The information furnished in this Item 12 (or Item 9 above), including the press release furnished herewith, shall not be deemed incorporated by reference into any other filing of the Registrant under either the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

                               Page 2 of 8 Pages

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAXCOR FINANCIAL GROUP INC.


                                        By: /s/ ROGER E. SCHWED
                                            ---------------------------------
                                            Name:   Roger E. Schwed
                                            Title:  Secretary



Date: May 4, 2004

                               Page 3 of 8 Pages

                                  EXHIBIT INDEX



Exhibit No.              Description                             Page No.
-----------              -----------                             --------

99.1             Press Release, dated May 3, 2004                   5


                               Page 4 of 8 Pages